Exhibit 10.6

Payment Agreement

This agreement is entered into and becomes effective as of January 18th, 2025 (the “Effective Date”) by and among:

Party A: Himile Mechanical Manufacturing (Shandong) Co., Ltd, a company incorporated under the laws of China, (hereinafter called “HIMILE”):

Company Registration: 913707856705009958

Address:

Himile Industrial Park No. 5655 Kangcheng Road, Gaomi, Shandong, China.

And

Party B: VME PROCESS ASIA PACIFIC PTE LTD., a company incorporated under the laws of Singapore, (hereinafter called “VME”):

Company Registration: 200412934R

Address:

16 RAFFLES QUAY #17-03 HONG LEONG BUILDING SINGAPORE (048581)

And

Party C: VME PROCESS INC, a company incorporated under the laws of USA, (hereinafter called “VME”):

Company Registration: 75-2857445

Address:

3733, Shiloh Road, Tyler, TX 75707 USA

WHEREAS:

With regards to all the contracts signed between HIMILE and VME, HIMILE has actively performed its all obligations according to all its contracts. This agreement was entered into in order to reach a consensus on the outstanding payment owed by VME to HIMILE.

VME and HIMILE have reached the following agreement as following:

1. Payment Amount

As of the date of signing this agreement, based on the TAB 2 of ANNEX 1, the outstanding payment is $9,165,627.43. This amount includes invoices which are overdue, undue and the amount to be billed in future but shall be amended in the event of warranty claims.

1

VME PROCESS INC and VME PROCESS ASIA PACIFIC PTE LTD hereby agree to pay the outstanding payment to Himile Mechanical Manufacturing(Shandong) Co., Ltd.as set forth herein.

2. Payment Schedule

All outstanding payment and interest shall be repaid in 12 installments. VME shall pay $750,000 and the interest for the overdue payment value before the end of each month from January 2025 to November 2025. The balance outstanding payment and interest shall be paid off before the 15th of December 2025. The interest shall be calculated based on the total overdue payment value at the end of each month at an annual interest rate of 7%. The total estimated amount of principal and interest payments under the installment plan are shown on Attachment 1. Interest payments shall be adjusted in the event payments are made sooner or later than scheduled.

3. Payment method

VME shall pay each installment in full and on time to the following account designated by HIMILE:

Company

HIMILE MECHANICAL MANUFACTURING (SHANDONG) CO., LTD

Tax Registration No.: 913707856705009958

Address:

No.5655 Kangcheng Street, Himile Industrial Park, Economic Development Zone, Gaomi, Weifang，261500, Shandong, China

Bank Information

BANK OF CHINA, WEIFANG BRANCH, GAOMI SUB-BRANCH

Bank Address:

WEST 1111 RENMIN STREET OF GAOMI CITY, SHANDONG PROVINCE, P.R. OF CHINA

Bank Telephone: 0536-2128005

Account No.-USD: 241601986610

SWIFT: BKCHCNBJ500

Intermediary Bank: BANK OF CHINA, NEW YORK BRANCH, NEW YORK

SWIFT: BKCHUS33XXX

4. This Agreement shall supersede and replace the previous Agreement sent to HIMILE on 9 August 2024.

2

5. Guarantee Liability

VME undertakes to use VME Batam Yard with detailed address of Jln. Tamalatea, RT.004 RW.003, Kel Tanjung Sengkuang, Kec Batu Ampar, Kota Batam Indonesia (Land Title No: 2044 as shown in ANNEX 2 ) as security for the above obligations. The scope of the guarantee includes: the principal claim and the accrued interest. The Guaranteed amount shall be updated and revised accordingly at the end of each month and as and when payment has been done, and the cost of realizing the claim and the security right (including all expenses incurred in recovery of the payment for notarization, evaluation, appraisal, auction, litigation or arbitration, guarantee fee, service, execution, attorney representation, travel expenses). In the event that VME fails to repay any amount on time, HIMILE shall have the right to dispose of the encumbered assets and recover all outstanding payment and associated interest and cost. VME shall, within 30 days after the effective date of the Agreement, provide a certificate of title of the asset in Batam issued by an official institution and assist in the security formalities in accordance with the law within the period required by HIMILE.

6. Delivery of Goods

After the signing of this Agreement and HIMILE's receipt of the first installment, HIMILE will release the shipment of the undelivered goods at HIMILE's premises to the consignee assigned by VME.

7. Liability for Breach of Agreement

If VME fails to make any installment payment on time, HIMILE has the right to initiate legal proceedings against VME PROCESS INC and VME PROCESS ASIA PACIFIC PTE LTD to recover all the balance outstanding payment in one lump sum (The interest shall be calculated based on the principal amount of overdue payment at annual interest rate of 7%) or repayment plan both parties can mutually agree upon. However, in the event of such breach, HIMILE shall give VME a notice of default with a 30 days period to cure the breach.

If VME fails to settle payment after expiry of the above default notice, HIMILE can either exercise the option to call an option to take VME shares in proportion of its net book value and appoint director(s) to the VME group board or exercise its right as stated in Clause 5 above.

8. Jurisdiction for Disputes

This agreement shall be governed by and construed in accordance with the laws of Singapore. The jurisdiction of any legal action arising out of any legal action relating to this Agreement or the products and Services provided shall be exercised by the courts established in Singapore.

9. Other Provisions

9.1 This agreement shall be a global settlement, VME and HIMILE will waive any recourse from each other except the warranty responsibilities of HIMILE as per the contract.

9.2 This agreement shall come into effect upon signature by three parties. This agreement may not be modified without the written consent of each party.

9.3 Neither party may transfer this Agreement to a third party without the written confirmation of the other party.

3

Name:	Name:
Title:	Title:
For and on behalf of	For and on behalf of
Himile Mechanical	VME PROCESS ASIA PACIFIC PTE LTD
Manufacturing(Shandong) Co., Ltd	Date:
Date:

Name:
Title:
For and on behalf of
VME PROCESS INC
Date:

4

Attachment 1

Payment Schedule

January 2025	$786,370.00-PAID on 20 Jan 2025

February 2025	$783,875.00

March 2025	$781,840.00

April 2025	$787,027.00

May 2025	$783,937.00

June 2025	$780,435.00

July 2025	$776,060.00

August 2025	$771,807.00

September 2025	$767,657.00

October 2025	$764,091.00

November 2025	$759,716.00

December 2025	$918,298.00

ANNEX 2

Land Title 2044 OF Batam Yard

5

BI 419496

DAFTAR ISIAN 206

BADAN PERTANAHAN NASIONAL
REPUBLIK INDONESIA

BHINNEKA TUNGGAL IKA

Parrot c
cer
kon Md.

SERTIPIKAT

(TANDA BUKTI HAK)

KANTOR PERTANAHAN

~~KABUPATEN~~ / KOTA

....

32 • 02 • 04 • 01 • 3 • 02044

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BI 419496

DAFTAR ISIAN 206

BADAN PERTANAHAN NASIONAL
REPUBLIK INDONESIA

SERTIPIKAT

HAK : GUNA BANGUNAN No. 2044

PROVINSI	:	KEPULAUAN RIAU
~~KABUPATEN / KOTA~~	:	KOTA BATAM
KECAMATAN	:	BATU AMPAR
~~DESA~~/ KELURAHAN	:	Tanjung Sengkuang

DAFTAR ISIAN 307
No. 56309 / 2011

DAFTAR ISIAN 208
No. 34496 / 2011

KANTOR PERTANAHAN
~~KABUPATEN / KOTA~~
KOTA BATAM

32.02.04.01.3.02044

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PENDAFTARAN - PERTAMA

Halaman :

a) HAK : Guna Bangunan

No. : 2044

Desa / Kel. : Tanjung Sengkuang

Tgl. berakhirnya hak : 19/03/2041

b) NIB 32.02.04.01.01817

Letak Tanah

Tanjung Sengkuang

c) ASAL HAK

1. ~~Konversi~~

2. ~~Pemberian hak~~

3. Pemecahan / Pemisahan / Penggabungan bidang
HGB. 2042 / Tanjung Sengkuang

d) DASAR PENDAFTARAN

1. Daftar Isian 202
Tgl.
No.

2. Surat Keputusan
Tgl. -
No.

3. Permohonan Pemecahan / Pemisahan / Penggabungan bidang
Tgl. 25/07/2011
No. 019/GCK/VII/2011

e) SURAT UKUR

Tgl. 01/08/2011

No. 00041 / 2011

Luas. 72.537 m²

f) NAMA PEMEGANG HAK

~~Perseroan Terbatas GRAHA CITRA KITA~~
~~Berkedudukan di Batam~~

Tanggal lahir / akta pendirian

Nomor : 28, 24 Desember 2007

g) PEMBUKUAN

KOTA BATAM 03 - 08 - 2011

Kepala Kantor Pertanahan
~~Kabupaten / Kota~~
Kota Batam

ttd

Ir. VIRGO ERESTA JAYA, M.Eng.Sc
NIP 19690916 199303 1 001

h) PENERBITAN SERTIPIKAT

KOTA BATAM 03 - 08 - 2011

Kepala Kantor Pertanahan
~~Kabupaten / Kota~~
Kota Batam

BADAN PERTANAHAN NASIONAL REPUBLIK INDONESIA

Ir. VIRGO ERESTA JAYA, M.Eng.Sc
NIP 19690916 199303 1 001

i) PENUNJUK

Daftar Isian 301 Nomor : 27356 / 2011
Tanggal 27 Juli 2011
Diatas HPL Nomor : 177 / Tanjung Sengkuang

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BI 419496

DAFTAR ISIAN 207

3	2	•	0	2	•	0	4	•	0	1	•	3	•	0	2	0	4	4

NIB : 32.02.04.01.01817

SURAT UKUR

Nomor : 41 / Tanjung Sengkuang / 2011

SEBIDANG TANAH TERLETAK DALAM

Provinsi : Kepulauan Riau

~~Kabupaten / Kota~~ : Kota Batam

Kecamatan : Batu Ampar

~~Desa~~ /Kelurahan : Tanjung Sengkuang

Peta : Pendaftaran Nomor Peta Pendaftaran : 48.1-38.225-15-5

Lembar : Kotak : A - C / 1 - 5

Keadaan Tanah : Sebidang tanah kosong

Tanda-tanda batas : Tanda batas telah dipasang Sesuai dengan PMNA / Ka.BPN No.3 / 1997 pasal 22 ayat 1

Luas : 72.537 M2 (Tujuh Puluh Dua Ribu Lima Ratus Tiga Puluh Tujuh Meter Persegi)

Penunjukan dan penetapan batas : Batas Ditunjukkan oleh : JOE HOK

Untuk dan atas nama : PT. GRAHA CITRA KITA

Petugas Ukur : H. SYAHRIL

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SKALA 1 : 5000

Laut
01808
01807
Tanah Negara
01817
01816
Tanah Negara
Jalan

PENJELASAN : ______________ **batas tanah ini**

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Hal lain - lain : Surat Ukur ini merupakan pemecahan dari
Surat Ukur Nomor 37 / 2011 (B. 2042 / Tanjung Sengkuang)

Daftar Isian 302 tgl. 27 Juli 2011 No. 10945 / 2011

Daftar Isian 307 tgl. 01 AGUSTUS 2011 No. 55516 / 2011

Tanggal Penomoran Surat Ukur

UNTUK SERTIPIKAT

KOTA BATAM, 03 - 08 - 2011

Kepala Kantor Pertanahan
~~Kabupaten / Kota~~
Kota Batam

Ir. VIRGO ERESTA JAYA, M.Eng.Sc
NIP 19690916 199303 1 001

Kota Batam, 01 Agustus 2011

Kepala Seksi Survei, Pengukuran dan Pemetaan

Kantor Pertanahan
~~Kabupaten / Kota~~
Kota Batam

ttd

EKO SURATMOKO, A.Ptnh.,MM.
NIP 19700313 199103 1 002

Lihat surat ukur Pemisahan / Penggabungan / Pengganti

Nomor : Nomor hak :

Dikeluarkan surat ukur		Luas	Nomor hak	Sisa luas
Tanggal	Nomor			

Sisanya diuraikan dalam surat ukur Nomor : Nomor hak :

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PENDAFTARAN PERALIHAN HAK, PEMBEBANAN DAN PENCATATAN LAINNYA

Halaman :

Sebab perubahan, Tanggal pendaftaran, No. Daftar isian	Nama yang berhak dan Pemegang hak lain-lainnya	Tanda tangan Kepala Kantor dan Cap Kantor
TELAH DIPERIKSA DAN SESUAI DENGAN DAFTAR DI KANTOR PERTANAHAN KOTA BATAM		22/08/11
JUAL [redacted] [redacted]an Akta Jual Beli DI.208 NO: 44431 Nomor. 1586/2011 Tanggal. 23/08/2011 TANGGAL: 21.10.2011 Yang dibuat oleh DI.307 NO: 75333 YONDRI DARTO, SH Selaku PPAT TANGGAL: 21.10.2011	~~Perseroan Terbatas~~ ~~GRAHA TAT HONG~~ ~~Berkedudukan di Batam~~ ~~Akta Pendirian NO.02,~~ ~~TGL.05/01/2011~~	KEPALA KANTOR PERTANAHAN KOTA BATAM Ir. VIRGO ERESTA JAYA M. Eng. Sc NIP. 19690916 199303 1 001
HAK TANGGUNGAN Nomor. 7152/2011 DI.208 NO: 44460 Peringkat I (PERTAMA) APHT PPAT TANGGAL: 24.10.2011 YONDRI DARTO, SH DI.307 NO: 75463 Nomor. 1587/2011 Tanggal: 23/08/2011 TANGGAL: 24.10.2011	~~Perseroan Terbatas~~ ~~BANK OCBC NISP Tbk~~ ~~Berkedudukan dan Berkantor~~ ~~Pusat di Jakarta~~ ~~Selatan~~	KEPALA KANTOR PERTANAHAN KOTA BATAM Ir. VIRGO ERESTA JAYA M. Eng. Sc NIP. 19690916 199303 1 001
ROYA Berdasarkan Surat Roya Nomor 447/CUST/MTS/VIII/2017 Tanggal 23/08/2017 dari PT. BANK OCBC NISP, Tbk Hak Tanggungan Nomor HT 07152/2011 di hapus DI. 208 No. 30909 Tgl. 13/09/2017 DI 307 No. 52020 Tgl 13/09/2017		An. Kepala Kantor Pertanahan Kota Batam Kepala Sub. Seksi Pengendalian Pertanahan EVA GUSTI, SE NIP. 196109281986032001

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PENDAFTARAN PERALIHAN HAK, PEMBEBANAN DAN PENCATATAN LAINNYA

Halaman :

Sebab perubahan, Tanggal pendaftaran, No. Daftar isian	Nama yang berhak dan Pemegang hak lain-lainnya	Tanda tangan Kepala Kantor dan Cap Kantor
JUAL BELI Berdasarkan Akta Jual Beli Nomor 588/2023 Tanggal 24/08/2023 Yang Dibuat Oleh ANDREAS TIMOTHY, S.H., M.Kn Selaku PPAT DI 208 No. 40300 Tgl. 12-09-2023 DI 307 No. 71045 Tgl. 12-09-2023	PT. VME PROCESS Berkedudukan di Kota Batam Akta Pendirian Nomor 45 Tanggal 21/01/2009 Akta Perubahan Terakhir Nomor 07 Tanggal 05/10/2022	An. Kepala Kantor Pertanahan Kota Batam Koordinator Kelompok Substansi Pemeliharaan Hak Tanah, Ruang [illegible] PPAT H[illegible] GEMELA [illegible]ANUARI S.M NIP [illegible] 200912 2 001

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Ketentuan P.P. 24 Tahun 1997 yang perlu diperhatikan

Pasal 17

(3) Penempatan tanda-tanda batas termasuk pemeliharaannya wajib dilakukan oleh pemegang hak atas tanah yang bersangkutan.

Pasal 32

(1) Sertipikat merupakan surat tanda bukti hak yang berlaku sebagai alat pembuktian yang kuat mengenai data fisik dan data yuridis yang termuat di dalamnya, sepanjang data fisik dan data yuridis tersebut sesuai dengan data yang ada dalam surat ukur dan buku tanah hak yang bersangkutan.

(2) Dalam hal atas suatu bidang tanah sudah diterbitkan sertipikat secara sah atas nama orang atau badan hukum yang memperoleh tanah tersebut dengan itikad baik dan secara nyata menguasainya, maka pihak lain yang merasa mempunyai hak atas tanah itu tidak dapat lagi menuntut pelaksanaan hak tersebut apabila dalam waktu 5 (lima) tahun sejak diterbitkan sertipikat itu telah tidak mengajukan keberatan secara tertulis kepada pemegang sertipikat dan Kepala Kantor Pertanahan yang bersangkutan ataupun tidak mengajukan gugatan ke Pengadilan mengenai penguasaan tanah atau penerbitan sertipikat tersebut.

Pasal 36

(1) Pemeliharaan data pendaftaran tanah dilakukan apabila terjadi perubahan pada data fisik atau data yuridis obyek pendaftaran tanah yang telah terdaftar.

(2) Pemegang hak yang bersangkutan wajib mendaftarkan perubahan sebagaimana dimaksud pada ayat (1) kepada Kantor Pertanahan.

Pasal 40

(1) Selambat-lambatnya 7 (tujuh) hari kerja sejak tanggal ditandatanganinya akta yang bersangkutan, PPAT wajib menyampaikan akta yang dibuatnya berikut dokumen-dokumen yang bersangkutan kepada Kantor Pertanahan untuk didaftar.

(2) PPAT wajib menyampaikan pemberitahuan tertulis mengenai telah disampaikannya akta sebagaimana dimaksud pada ayat (1) kepada para pihak yang bersangkutan.

Pasal 42

(1) Untuk pendaftaran peralihan hak karena pewarisan mengenai bidang tanah hak yang sudah didaftar dan hak milik atas satuan rumah susun sebagai yang diwajibkan menurut ketentuan sebagaimana dimaksud dalam pasal 36, wajib diserahkan oleh yang menerima hak atas tanah atau hak milik atas satuan rumah susun yang bersangkutan sebagai warisan kepada Kantor Pertanahan, sertipikat hak yang bersangkutan, surat kematian orang yang namanya dicatat sebagai pemegang haknya dan surat tanda bukti sebagai ahli waris.

BPN RI
BHUMIBHAKTI ADHIGUNA

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